EuroPacific Growth Fund
              333 South Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:


Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                           (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $522,903
------------------ --------------------------------
------------------ --------------------------------
Class B            $7,662
------------------ --------------------------------
------------------ --------------------------------
Class C            $12,061
------------------ --------------------------------
------------------ --------------------------------
Class F            $49,621
------------------ --------------------------------
------------------ --------------------------------
Total              $592,247
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $2,348
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $270
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $603
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $119
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $132
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $240
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $2,902
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $23,867
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $31,595
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $61,866
------------------ --------------------------------
------------------ --------------------------------
Total              $123,942
------------------ --------------------------------


Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.5090
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.2981
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.3087
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.5073
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.5116
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.2697
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.2821
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.4201
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.4841
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.3920
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.3377
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.4451
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.5270
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.5925
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                            (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            1,052,913
------------------ ----------------------------------
------------------ ----------------------------------
Class B            27,029
------------------ ----------------------------------
------------------ ----------------------------------
Class C            44,127
------------------ ----------------------------------
------------------ ----------------------------------
Class F            109,814
------------------ ----------------------------------
------------------ ----------------------------------
Total              1,233,883
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        5,554
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,113
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        2,504
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        332
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        332
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          827
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          10,697
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          65,892
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          75,691
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          126,469
------------------ ----------------------------------
------------------ ----------------------------------
Total              289,411
------------------ ----------------------------------


Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                            Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $35.63
----------------------- -------------------------
----------------------- -------------------------
Class B                 $35.29
----------------------- -------------------------
----------------------- -------------------------
Class C                 $35.04
----------------------- -------------------------
----------------------- -------------------------
Class F                 $35.52
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $35.49
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $35.09
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $35.08
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $35.33
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $35.45
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $35.04
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $35.07
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $35.23
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $35.25
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $35.64
----------------------- -------------------------